[GRAPHIC OMITTED]

                                 HILLIARD LYONS

SENBANC FUND


SENBANC

                                  ANNUAL REPORT
                                  JUNE 30, 2002

                        J.J.B. HILLIARD, W.L. LYONS, INC.
                              HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                  (502)588-8400
                                  (800)444-1854

YEAR ENDED JUNE 30, 2002

TO: SHAREHOLDERS OF SENBANC FUND

For the fiscal year ending June 30, 2002, your fund's total return was 21.6%. For the six months ended June 30, 2002, your fund's total return was 16.9%. For the quarter ended June 30, 2002, your fund's total return was 5.4%. These rates of return exclude sales charges; if reflected, sales charges would have reduced the performance of the fund. At the end of June, approximately $35.7 million was invested among 32 bank stocks, and cash equivalents represented 27.7% of your fund's $50.1 million of gross assets.

For the twelve months ending June 30, 2002, Senbanc Fund outperformed the S&P 500 Index by 40.8 percentage points.

The American economy has been rung like a bell in the last twelve months; recession, the events of September 11th and its consequences, and spectacular accounting irregularities within a handful of major American corporations have all taken their toll. Banks have not been immune to a changed earnings growth outlook, invested as they are in the full range of American enterprise. But the economy is recovering, with a 6.1% annualized GNP growth rate in the first quarter of this year. The banks in your fund responded nicely, with an average 14.9% earnings per share gain in 2001, and first quarter earnings averaged 19.8% better than one year ago. Banks in general did almost as well, and the overall strength in bank stock prices from September of 2001 reflects this. Compared with Senbanc Fund's 21.6% gain over the last twelve months and 16.9% gain for the six months ended June 30, 2002, the Nasdaq Bank Index (BANK), the best performer of our comparative group, rose 14.2% and 12.7%, respectively; the S&P Bank Index (.BIX) is up 1.5% and 6.6%, respectively, over the same periods. Our major comparative index, the S&P 500, was down 19.2% and down 13.8%, respectively, for both periods.

We compare Senbanc Fund, a managed fund, with these unmanaged indexes:

Major Indices:    S&P 500 Index (.SPX)

Bank Indices:     Nasdaq Bank Index (BANK)
                  S&P Bank Index (.BIX)

Senbanc Fund's Net Asset Value (NAV) rose 20.7% in calendar year 2001, after a 16.5% gain in 2000. Our investment discipline requires the reinvestment of cash and the proceeds from sales into bank stocks that we calculate to be undervalued. As a consequence, Senbanc Fund distributed capital gains and dividend income during the fiscal year ended June 30, 2002 equivalent to 8.8% of the NAV. We expect a similar distribution for the fiscal year ended June 30, 2003 if we are favored with a similar level of success. We mention this not just as a reminder that capital gain distributions must necessarily follow a successful investment strategy if the process is to be repeated, but also to illustrate an interesting statistical point instrumental in your fund's success. Since Senbanc Fund's inception in July 1999, the margin of Senbanc Fund's total return (including distributions but excluding fees) over the S&P 500, is 80.3 percentage points. Over that same period, the margin of performance for Senbanc Fund's individual stock selections, compared with the S&P 500 over similar holding periods, is 48.1 percentage points. We believe that the difference between the overall margin and that achieved by individual stock selection indicates that more than one third of Senbanc Fund's performance is attributable to the discipline of our investment process.

We believe that the discipline that governs our stock selection process, and our investment method, should stand us in good stead for the remainder of 2002, and beyond. We also believe that a portfolio of what we calculate to be undervalued bank stocks should carry limited downside risk compared with the general bank population. Despite a strong recovery for banks over the last twelve months, the average valuation for your fund's portfolio is at a deep discount to the general bank stock population.

                                      Yours very truly,

                                      /s/ JAMES M. ROGERS

                                      JAMES M. ROGERS
                                      President, Hilliard Lyons Research Trust

                                [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PTRINTED GRAPHIC

                    SENBANC FUND GROWTH OF $10,000 INVESTMENT

AVERAGE ANNUAL RETURNS (AS OF 6/30/2002)

                                1 Year      Since Inception*
                                ------      ----------------
Senbanc Fund (N.A.V.)            21.6%           14.9%
Senbanc Fund (Load)              17.9%           14.0%
Nasdaq Bank Index**              14.2%            9.1%
S&P Bank Index**                  1.5%           (2.0)%
S&P 500 Index**                 (19.2)%         (10.9)%

             Senbanc Fund (N.A.V.)   Senbanc Fund (Load)         Nasdaq Bank Index      S&P Bank Index        S&P 500 Index
7/8/99              $10,000              $ 9,775                      $10,000               $10,000               $10,000
6/30/00               8,780                8,582                        8,062                 7,073                10,432
6/30/01              12,436               12,156                       11,339                 9,281                 8,781
6/30/02              15,128               14,788                       12,954                 9,418                 7,099

* Past performance is no guarantee of future results. The Senbanc Fund (Load and N.A.V.) returns assume reinvestment of all distributions. The Senbanc Fund
  (Load) return reflects the maximum sales charge of 2.25%. An expense limitation was in place for 9the Fund for the periods presented. Performance would have been lower absent the expense limitation.

  The Fund may have invested in stocks that have experienced significant gains; there is no guarantee that these gains will continue. As a non-diversified Fund, a greater percentage of the Fund's portfolio may be invested in one company's securities than the portfolio of a diversified fund. Because of this, the Fund may experience greater volatility in investment performance.

  The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

**The Nasdaq Bank Index is an unmanaged  index of unlisted  banks.  The S&P Bank
  Index is an unmanaged index of 31 of the largest U.S. Banks. The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends but, unlike the Senbanc Fund, do not include any expenses associated with operating a mutual fund.

                                   SENBANC FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002

COMMON STOCK -- 71.9%
----------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
SHARES           DESCRIPTION                                                                                   VALUE
------           -----------                                                                                  ------
                 SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 65.3%
                 -----------------------------------------------------------------------------------------------------
        82,400   ABC Bancorp ...............................................................               $ 1,226,936
       105,533   AmericanWest Bancorp* .....................................................                 1,371,929
        20,100   BSB Bancorp, Inc. .........................................................                   536,268
       124,301   Capital Corp of the West* .................................................                 2,357,990
        64,020   CB Bancshares, Inc. (HI) ..................................................                 2,425,718
        37,600   Corus Bankshares, Inc. ....................................................                 1,726,554
        63,600   First Banks America, Inc.* ................................................                 2,489,940
         4,625   First Financial Bankshares, Inc. ..........................................                   193,505
        24,600   First Mariner Bancorp, Inc.* ..............................................                   273,085
         9,200   First of Long Island Corp. ................................................                   450,800
        49,300   First State Bancorp .......................................................                 1,281,800
        69,400   Granite State Bankshares, Inc. ............................................                 2,277,014
       103,631   Habersham Bancorp .........................................................                 2,176,251
        89,000   Intervest Bancshares Corp.* ...............................................                   970,100
        21,600   Mahaska Investment Co. ....................................................                   302,400
        35,760   Mainsource Financial Group, Inc. ..........................................                   865,034
        62,700   Merchants Bancshares, Inc. ................................................                 1,781,934
        15,200   Peoples Bancorp of North Carolina .........................................                   254,600
        13,000   Princeton National Bancorp, Inc. ..........................................                   248,625
        34,344   Royal Bancshares of Pennsylvania, Inc., Class A ...........................                   735,305
        67,300   Silicon Valley Bancshares* ................................................                 1,774,028
        76,050   Southern Financial Bancorp, Inc. ..........................................                 2,430,558
        10,900   State Bancorp, Inc. .......................................................                   191,306
         2,191   Suffolk Bancorp ...........................................................                    79,971
        10,000   Tompkins Trustco, Inc. ....................................................                   487,000
        18,800   TriCo Bancshares ..........................................................                   497,824
        13,200   U.S. Bancorp ..............................................................                   308,220
        70,200   Wachovia Corp. ............................................................                 2,680,236
                                                                                                           -----------
                                                                                                            32,394,931
                                                                                                           -----------
                                        3

                                   SENBANC FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 2002

COMMON STOCK (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
SHARES           DESCRIPTION                                                                                   VALUE
------           -----------                                                                                  ------
                 STATE & NATIONAL BANKS -- 6.6%
                 -----------------------------------------------------------------------------------------------------
        53,300   Capital Crossing Bank* ....................................................               $ 1,196,585
        10,200   Cass Information Systems, Inc. ............................................                   253,980
        16,500   CPB, Inc. .................................................................                   758,175
        48,500   South Financial Group, Inc. ...............................................                 1,086,837
                                                                                                           -----------
                                                                                                             3,295,577
                                                                                                           -----------
                    TOTAL COMMON STOCK (COST $28,948,490) ..................................                35,690,508
                                                                                                           -----------
PRINCIPAL
---------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 28.0%
                 -----------------------------------------------------------------------------------------------------
    13,892,000   Federal Home Loan Bank Discount Note,
                 1.87%, 07/01/02 ...........................................................                13,892,000
                                                                                                           -----------
                    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                    (COST $13,892,000) .....................................................                13,892,000
                                                                                                           -----------
                    TOTAL INVESTMENTS -- 99.9%
                    (COST $42,840,490) .....................................................                49,582,508
                                                                                                           -----------
                    OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%                                               55,521
                                                                                                           -----------
                    NET ASSETS -- 100.0% ...................................................               $49,638,029
                                                                                                           ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.

                       See notes to financial statements.

                                   SENBANC FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2002

ASSETS:

Investment in securities, at market value
   (cost $42,840,490) .................................................................    $49,582,508
Cash ..................................................................................          2,447
Receivables for:
   Investment securities sold .........................................................        122,066
   Dividends and interest .............................................................         29,277
   Capital shares sold ................................................................        351,205
Other assets ..........................................................................         58,077
                                                                                           -----------
         Total Assets .................................................................     50,145,580
                                                                                           -----------
LIABILITIES:

Payables for:
   Capital shares redeemed ............................................................        131,500
   Investment securities purchased ....................................................        221,020
   Advisory fees ......................................................................         54,123
   Distribution fees ..................................................................         37,737
   Professional fees ..................................................................         31,250
   Accounting/Administration fees .....................................................          8,333
   Trustees' fees .....................................................................          6,000
   Transfer Agent fees ................................................................          5,600
   Custodian fees .....................................................................          2,156
Accrued expenses ......................................................................          9,832
                                                                                           -----------
        Total Liabilities .............................................................        507,551
                                                                                           -----------
NET ASSETS ............................................................................    $49,638,029
                                                                                           ===========
NET ASSETS CONSIST OF:
Paid-in capital .......................................................................    $40,864,019
Undistributed net investment income ...................................................         36,972
Accumulated net realized gain on investments ..........................................      1,995,020
Net unrealized appreciation on investments ............................................      6,742,018
                                                                                           -----------
NET ASSETS FOR 3,685,087 SHARES OUTSTANDING ...........................................    $49,638,029
                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   ($49,638,029 / 3,685,087 outstanding shares of beneficial interest, $0.01 par value,
   unlimited shares authorized) .......................................................    $     13.47
                                                                                           ===========
Maximum offering price per share (100/97.75 of $13.47) ................................    $     13.78
                                                                                           ===========

                       See notes to financial statements.

                                   SENBANC FUND
                             STATEMENT OF OPERATIONS

                                                                          FOR THE
                                                                        FISCAL YEAR
                                                                            ENDED
                                                                        JUNE 30, 2002
                                                                        -------------
INVESTMENT INCOME:
     Dividends .......................................................    $  493,780
     Interest ........................................................       114,860
                                                                          ----------
          Total income ...............................................       608,640
                                                                          ----------
EXPENSES:
     Advisory fees ...................................................       193,793
     Distribution fees ...............................................       143,281
     Accounting/Administrative fees ..................................       100,000
     Transfer agent fees .............................................        49,154
     Custodian fees ..................................................        25,232
     Professional fees ...............................................        58,304
     Shareholder reports .............................................        31,368
     Registration fees ...............................................         4,068
     Trustees' fees ..................................................        21,854
     Miscellaneous ...................................................        23,733
                                                                          ----------
          Total expenses .............................................       650,787
               Advisory fees waived ..................................       (85,556)
                                                                          ----------
          Net expenses ...............................................       565,231
                                                                          ----------
NET INVESTMENT INCOME ................................................        43,409
                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments ................................     2,580,567
     Net change in unrealized appreciation/depreciation on investments     3,903,334
                                                                          ----------
     Net realized and unrealized gain on investments .................     6,483,901
                                                                          ----------
     Net increase in net assets resulting from operations ............    $6,527,310
                                                                          ==========

                       See notes to financial statements.

                                   SENBANC FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       FOR THE          FOR THE
                                                                                     FISCAL YEAR      FISCAL YEAR
                                                                                        ENDED            ENDED
                                                                                    JUNE 30, 2002    JUNE 30, 2001
                                                                                    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income ......................................................    $    43,409      $   360,833
     Net realized gain on investments ...........................................      2,580,567        1,402,325
     Net unrealized change in appreciation on investments .......................      3,903,334        5,361,195
                                                                                     -----------      -----------
          Net increase in net assets resulting from operations ..................      6,527,310        7,124,353
                                                                                     -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income ......................................................       (251,973)        (115,297)
     Net realized gain ..........................................................     (1,987,879)        (143,585)
                                                                                     -----------      -----------
          Total distributions ...................................................     (2,239,852)        (258,882)
                                                                                     -----------      -----------
SHARE TRANSACTIONS (A):
     Proceeds from shares sold ..................................................     21,075,479        4,246,435
     Reinvestment of distributions ..............................................      2,069,170          240,981
     Shares redeemed ............................................................     (3,035,318)      (2,885,050)
                                                                                     -----------      -----------
          Net increase in net assets from share transactions ....................     20,109,331        1,602,366
                                                                                     -----------      -----------
TOTAL INCREASE IN NET ASSETS ....................................................     24,396,789        8,467,837
                                                                                     -----------      -----------
NET ASSETS:
     Beginning of year ..........................................................     25,241,240       16,773,403
                                                                                     -----------      -----------
     End of year ................................................................    $49,638,029      $25,241,240
                                                                                     ===========      ===========
     Undistributed net investment income, end of year ...........................    $    36,972      $   245,536
                                                                                     ===========      ===========

                                                                                                SHARES
                                                                                     ----------------------------
(A) TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
     Shares sold ................................................................      1,651,570          401,727
     Reinvestment of distributions ..............................................        183,112           23,978
     Shares redeemed ............................................................       (243,587)        (278,129)
                                                                                     -----------      -----------
          Net increase in shares ................................................      1,591,095          147,576
                                                                                     ===========      ===========

                       See notes to financial statements.

                                   SENBANC FUND
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                            FOR THE         FOR THE     FOR THE PERIOD
                                                                          FISCAL YEAR     FISCAL YEAR    JULY 8, 1999*
                                                                             ENDED           ENDED          THROUGH
                                                                         JUNE 30, 2002   JUNE 30, 2001   JUNE 30, 2000
                                                                         -------------   -------------   -------------
Net asset value:
   Beginning of period .............................................         $ 12.05          $ 8.62        $ 10.00
                                                                             -------          ------        -------
Net investment income ..............................................            0.03+           0.18           0.16
Net realized and unrealized gain (loss) on investments .............            2.38+           3.38          (1.38)
                                                                             -------          ------        -------
Total from investment operations ...................................            2.41            3.56          (1.22)
                                                                             -------          ------        -------
Less distributions from:
Net investment income ..............................................           (0.11)          (0.06)         (0.16)
Realized gains on investments ......................................           (0.88)          (0.07)            --
                                                                             -------          ------        -------
Total distributions ................................................           (0.99)          (0.13)         (0.16)
                                                                             -------          ------        -------
Net asset value:
   End of period ...................................................         $ 13.47         $ 12.05         $ 8.62
                                                                             =======         =======         ======
Total Investment Return (excludes sales charge) ....................           21.64%          41.64%        (12.20)%**

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA

Ratio of operating expenses to average net assets,
   including waivers ...............................................            1.75%           1.75%          1.75%***
Ratio of operating expenses to average net assets,
   excluding waivers ...............................................            2.01%           2.75%          2.75%***
Ratio of net investment income to average net assets,
   including waivers ...............................................            0.13%           1.74%          1.98%***
Ratio of net investment income to average net assets,
   excluding waivers ...............................................           (0.13)%          0.74%          0.98%***
Portfolio turnover rate ............................................           40.27%          43.15%         12.93%**
Net assets, end of period (000s omitted) ...........................         $49,638         $25,241        $16,773

*   Commencement of Operations
**  Not annualized
*** Annualized
+   Calculated based on average shares outstanding

                       See notes to financial statements.

                                   SENBANC FUND
                          NOTES TO FINANCIAL STATEMENTS


1. DESCRIPTION OF THE FUND

Senbanc Fund (the "Fund") is a series of Hilliard Lyons Research Trust (the "Trust"), a non-diversified, open-end management investment company organized as a Delaware business trust. The Trust may issue an unlimited number of shares in one or more series or classes as the Board of Trustees may authorize. Currently, the Fund is the only series authorized and outstanding. The Fund commenced operations on July 8, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund.

SECURITY VALUATION: The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The value of all other securities is determined in good faith pursuant to procedures adopted by the Board of Trustees.

FEDERAL INCOME TAXES: The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

At June 30, 2002, the cost and related gross unrealized appreciation and depreciation were as follows:

        Cost of investments for tax purposes ..................   $42,840,490
                                                                  -----------
        Gross tax unrealized appreciation .....................   $ 6,974,038
        Gross tax unrealized depreciation .....................       232,020
                                                                  -----------
        Net tax unrealized appreciation on investments ........   $ 6,742,018
                                                                  ===========

At June 30, 2002, the components of distributable earnings on a tax basis were as follows:

        Undistributed ordinary income .........................    $  383,051
        Undistributed long term capital gain ..................     1,648,941
                                                                   ----------
                                                                   $2,031,992
                                                                   ==========

DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income and net realized gains will be made annually. Additional distributions may be made to the extent necessary. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

                                  SENBANC FUND
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 were as follows:

                                          JUNE 30, 2002     JUNE 30, 2001
                                          -------------     -------------
    Distributions paid from:
    Ordinary income ..................     $  513,187         $258,882
    Long-term capital gain ...........      1,726,665               --
                                           ----------         --------
                                           $2,239,852         $258,882
                                           ==========         ========

OTHER: Investment security transactions are accounted for on a trade date basis. The Fund uses the specific cost identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. PORTFOLIO TRANSACTIONS

During the year ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

           Purchases ..................................   $20,486,097
           Sales ......................................    10,745,592

The cost of investments for Federal income tax purposes and financial reporting is the same. At June 30, 2002, the gross unrealized appreciation and depreciation of investments was $6,974,038 and $232,020, respectively, resulting in net unrealized appreciation of $6,742,018.

4. INVESTMENT ADVISORY FEE AND OTHER SERVICES

Hilliard Lyons Research Advisors (the "Advisor"), a division of J.J.B. Hilliard, W.L. Lyons, Inc., provides management and investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Advisor is paid a monthly fee at the annual rate of 0.60% of the Fund's average daily net assets. The Advisor has agreed to waive its advisory fee in order to limit the total annual operating expenses of the Fund to 1.75% of average daily net assets. During the year ended June 30, 2002, the Advisor waived its fee in the amount of $85,556.

PFPC Inc. ("PFPC"), an affiliate of the Advisor, serves as administrator, accounting agent and transfer agent to the Trust pursuant to separate agreements with the Trust.

PFPC Trust Company, an affiliate of the Advisor, serves as Custodian of the assets of the Fund pursuant to a Custody Agreement with the Trust.

                                   SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


J.J.B. Hilliard, W.L. Lyons, Inc. (the "Distributor"), an affiliate of the Advisor, manages the Fund's distribution efforts. The Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to allow the Fund to reimburse the Distributor for certain expenses incurred in connection with distribution activities. The Trustees have authorized a payment of up to 0.60% of the Fund's average daily net assets annually to reimburse the Distributor for such expenses.

For the fiscal year ended June 30, 2002, the Distributor earned $36,847 for commissions on sales of the Fund's shares.

Certain Trustees of the Trust are also officers or directors of the Advisor. Trustees of the Trust who are "interested persons" of the Trust and officers of the Trust receive no compensation from the Trust.

5. INDUSTRY CONCENTRATION RISK

Since the Fund's investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries.

6. CHANGE IN INDEPENDENT AUDITORS

Ernst & Young LLP ("E&Y") withdrew as the Fund's independent auditors due to E&Y's business relationship with certain affiliates of the Advisor. Upon the recommendation of the Audit Committee, the Fund's Board of Trustees, including the Trustees who are not "interested persons" of the Fund, selected Deloitte & Touche LLP as the Fund's independent auditors. E&Y's reports on the Fund's financial statements for the fiscal years ended June 30, 2000 and June 30, 2001 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope, or accounting principles. During the Fund's fiscal years ended June 30, 2000 and June 30, 2001 and the interim period commencing July 1, 2001 and ending May 15, 2002, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of disagreements in connection with its report on the Fund's financial statements for such year, and (ii) there were no 'reportable events' of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

                                   SENBANC FUND
                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of the Senbanc Fund and Board of Trustees of the Hilliard Lyons Research Trust

We have audited the accompanying statement of assets and liabilities, including the Schedule of Investments, of Senbanc Fund (the "Fund"), a series of Hilliard Lyons Research Trust (the "Trust"), as of June 30, 2002, and the related statement of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and financial highlights of the Fund for the years ended June 30, 2000 and June 30, 2001 were audited by other auditors whose reports, dated August 4, 2000 and August 3, 2001, respectively, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2002, the results of their operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP
Boston, Massachusetts
August 2, 2002

                                   SENBANC FUND
                          SUPPLEMENTAL TAX INFORMATION
                                   (UNAUDITED)

By now, shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from Senbanc Fund.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, Senbanc Fund paid a 20% capital gain distribution (from net long-term gains) during the fiscal year ended June 30, 2002. The following table summarizes the capital gain distribution:

                                                                   Total 20%
                                            Capital Gain         Capital Gain
                                              Per Share          Distribution
                                            ------------         ------------
            Senbanc Fund ................      $0.7681            $1,726,665

For corporate shareholders, 100% of the ordinary income distribution (dividend income plus short-term gains, if any) for Senbanc Fund qualifies for the dividend received deduction.

                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 444-1854.

----------------------------------------------------------------------------------------------------------------------------------
                                                   TERM OF                                     NUMBER OF
                                                  OFFICE (3)                                PORTFOLIOS IN
                               POSITION(S)           AND                                     FUND COMPLEX         OTHER
       NAME, ADDRESS,           HELD WITH         LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN       DIRECTORSHIPS
       DATE OF BIRTH              FUND           TIME SERVED      DURING PAST FIVE YEARS      BY TRUSTEE     HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
James W. Stuckert (1)        Trustee, Chairman   Since 1999   Director, Chairman and Chief       1        Royal Gold, Inc.,
J.J.B. Hilliard,             of the Board of                  Executive Officer of J.J.B.                 Lawson United Corp.,
W.L. Lyons, Inc.             Trustees                         Hilliard, W.L. Lyons, Inc.                  Thomas Transportation
501 South 4th Street                                                                                      Group, Inc.
Louisville, Kentucky 40202
D.O.B. 2/15/38
----------------------------------------------------------------------------------------------------------------------------------
                                               DISINTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
William W. Crawford, Jr.     Trustee,            Since 1999   Formerly Vice President of         1                 None
J.J.B. Hilliard,             Member of the                    Risk Management of NP
W.L. Lyons, Inc.             Audit Committee                  Energy, Inc.
501 South 4th Street         and Nominating
Louisville, Kentucky 40202   Committee
D.O.B. 2/17/54
----------------------------------------------------------------------------------------------------------------------------------
Robert L. Decker (2)         Trustee,            Since 1999   Executive Vice President and       1                 None
J.J.B. Hilliard,             Member of                        Chief Financial Officer of
W.L. Lyons, Inc.             the Audit                        Churchill Downs Incorporated;
501 South 4th Street         Committee and                    President, Churchill Downs
Louisville, Kentucky 40202   Nominating                       Investment Company; President,
D.O.B. 10/25/47              Committee                        CDSN--Churchill Downs
                                                              Simulcast Network.
----------------------------------------------------------------------------------------------------------------------------------
W. Patrick Mulloy            Trustee,            Since 1999   President, Chief Executive         1                 None
J.J.B. Hilliard,             Member of the                    Officer, LifeTrust America,
W.L. Lyons, Inc.             Audit Committee                  LLC (provider of retirement,
501 South 4th Street         and Nominating                   assisted living and
Louisville, Kentucky 40202   Committee                        Alzheimer's care services);
D.O.B. 5/12/53                                                Formerly Chief Development
                                                              Officer and Chief Executive
                                                              Officer, Darwin Networks, Inc.
                                                              (internet service provider);
                                                              Formerly President, Chief
                                                              Executive Officer, Atria, Inc.
                                                              (provider of retirement,
                                                              assisted living and
                                                              Alzheimer's care services).
----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Stuckert is an "interested person," as is defined in the Investment Company Act of 1940, as amended, of the Trust, due to his position with the Fund's Advisor.
(2) Churchill Downs Incorporated, of which Robert L. Decker is the Executive Vice President and Chief Financial Officer, has a $250 million credit facility on which PNC Bank, an affiliate of the Advisor, is the lead agent.
(3) Trustees serve for an indefinite term until the earliest of (i) removal by the Board of Trustees or Shareholders, (ii) the attainment of age 72, or
    (iii) the Trustee's death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office. Officers are elected by the Trustees annually and hold office until the next annual meeting of the Trustees and until their successors have been duly elected and qualified.

----------------------------------------------------------------------------------------------------------------------------------
                                                   TERM OF                                     NUMBER OF
                                                  OFFICE (3)                                PORTFOLIOS IN
                               POSITION(S)           AND                                     FUND COMPLEX         OTHER
       NAME, ADDRESS,           HELD WITH         LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN       DIRECTORSHIPS
       DATE OF BIRTH              FUND           TIME SERVED      DURING PAST FIVE YEARS      BY TRUSTEE     HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                              OFFICERS WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
James M. Rogers              President and     Since 1999     Director, Executive Vice           N/A               N/A
J.J.B. Hilliard,             Chief Executive                  President and Chief
W.L. Lyons, Inc.             Officer                          OperatingOfficer of
501 South 4th Street                                          J.J.B. Hilliard,
Louisville, Kentucky 40202                                    W.L. Lyons, Inc.
D.O.B. 8/8/50
----------------------------------------------------------------------------------------------------------------------------------
Alan F. Morel                Vice President    Since 1999     Vice President of J.J.B.           N/A               N/A
J.J.B. Hilliard,                                              Hilliard, W.L. Lyons,
W.L. Lyons, Inc.                                              Inc.
501 South 4th Street
Louisville, Kentucky 40202
D.O.B. 6/28/48
----------------------------------------------------------------------------------------------------------------------------------
Joseph C. Curry, Jr.         Treasurer,        Since 1999     Senior Vice President of           N/A               N/A
J.J.B. Hilliard,             Chief Financial                  J.J.B. Hilliard, W.L. Lyons,
W.L. Lyons, Inc.             Officer and                      Inc.; Vice President of
501 South 4th Street         Chief Accounting                 Hilliard Lyons Trust Company.
Louisville, Kentucky 40202   Officer
D.O.B. 10/16/44
----------------------------------------------------------------------------------------------------------------------------------
Jeannie L. Oster             Secretary         Since 1999     Vice President of J.J.B.           N/A               N/A
J.J.B. Hilliard,                                              Hilliard, W.L. Lyons, Inc.
W.L. Lyons, Inc.
501 South 4th Street
Louisville, Kentucky 40202
D.O.B. 9/27/69
----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Stuckert is an "interested person," as is defined in the Investment Company Act of 1940, as amended, of the Trust, due to his position with the Fund's Advisor.
(2) Churchill Downs Incorporated, of which Robert L. Decker is the Executive Vice President and Chief Financial Officer, has a $250 million credit facility on which PNC Bank, an affiliate of the Advisor, is the lead agent.
(3) Trustees serve for an indefinite term until the earliest of (i) removal by the Board of Trustees or Shareholders, (ii) the attainment of age 72, or
    (iii) the Trustee's death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office. Officers are elected by the Trustees annually and hold office until the next annual meeting of the Trustees and until their successors have been duly elected and qualified.

--------------------------------------------------------------------------------

                                    TRUSTEES

   William W. Crawford, Jr.    W. Patrick Mulloy
   Robert L. Decker            James W. Stuckert

                                    OFFICERS

   James W. Stuckert -- CHAIRMAN
   James M. Rogers -- PRESIDENT
   Alan F. Morel -- VICE PRESIDENT
   Joseph C. Curry, Jr. -- TREASURER
   Jeannie L. Oster -- SECRETARY
   Ann F. Cody -- ASST. SECRETARY
   Pat A. Colletti -- ASST. SECRETARY

                                   DISTRIBUTOR

   J.J.B. Hilliard, W.L. Lyons, Inc.
   501 South 4th Street
   Louisville, KY 40202

                                  TRANSFER AGENT

   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, DE 19809

                                    CUSTODIAN

   PFPC Trust Company
   The Eastwick Center
   8800 Tinicum Blvd.
   Philadelphia, PA 19153

                                    AUDITORS

   Deloitte & Touche LLP
   200 Berkeley Street
   Boston, MA 02116

                                  LEGAL COUNSEL

   Vedder, Price, Kaufman & Kammholz
   222 North LaSalle Street
   Chicago, IL 60601

   This report is intended for the information of shareholders of Senbanc Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                                  ANNUAL REPORT
                                  JUNE 30, 2002
--------------------------------------------------------------------------------